UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2022

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC

Depositary shares, each representing a 1/40th interest in a share of 5.250% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 21, 2022, SVB Financial Group (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the stockholders of the Company (i) elected the Company’s directors for the ensuing year, (ii) approved, on an advisory basis, the Company’s executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm, and (iv) did not approve a stockholder proposal regarding a racial justice audit.
Each of the above matters is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 4, 2022 (the “Proxy Statement”). The voting results were as follows:
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Nominee
Greg Becker	48,688,355	383,837	2,560,819
Eric Benhamou	43,473,777	5,598,415	2,560,819
Elizabeth “Busy” Burr	48,932,493	139,699	2,560,819
Richard Daniels	48,805,395	266,797	2,560,819
Alison Davis	48,807,758	264,434	2,560,819
Joel Friedman	46,765,996	2,306,196	2,560,819
Jeffrey Maggioncalda	48,557,057	515,135	2,560,819
Beverly Kay Matthews	48,581,642	490,550	2,560,819
Mary Miller	48,436,589	635,603	2,560,819
Kate Mitchell	46,896,268	2,175,924	2,560,819
Garen Staglin	47,711,375	1,360,817	2,560,819
Proposal 2: Advisory Vote to Approve Executive Compensation (Say on Pay).
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
43,684,153	3,820,841	1,567,198	2,560,819
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
48,724,373	2,890,546	18,092
Proposal 4: Stockholder Proposal regarding a Racial Justice Audit.
The stockholders did not approve a stockholder proposal regarding a racial justice audit.

For	Against	Abstain	Broker Non-Votes
16,924,909	31,931,292	215,991	2,560,819
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2022	SVB FINANCIAL GROUP

	By:	/s/ GREG W. BECKER
	Name:	Greg W. Becker
	Title:	President and Chief Executive Officer